Exhibit 10.07

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

TABLE OF CONTENTS

ARTICLES
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1A-R2	Aircraft Information Table: Model 737-8-200SA-2
1B-R2	Aircraft Information Table: Model 737-7SA-2

EXHIBIT
A1-R1	Aircraft Configuration: Model 737-8-200 ………………………….…SA-2
A2-R1	Aircraft Configuration: Model 737-7..………………………………....SA-2
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Airframe and Optional Features Escalation Adjustment
BFE1-R1	BFE Variables.. SA-2
CS1.	Customer Support Variables
EE1.	Engine Escalation Adjustment, Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

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LETTER AGREEMENTS

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